SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                             FORM 8-K

      CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                 SECURITIES EXCHANGE ACT OF 1934

                         _______________


        Date of Report (Date of earliest event reported):

                        December 31, 1996



NATIONAL AFFILIATED CORPORATION


                            Louisiana
  (State or other jurisdiction of incorporation or organization)



                             0-13538
                      (Commission File No. )

                            72-0947819
                         (I.R.S. Employer
                       Identification No.)


7228 England Drive, Suite 24
Alexandria, Louisiana
(Address of principal executive offices)


                              71303
                            (Zip Code)


Registrant's telephone number, including area code:  (318) 473-4355

              ______________________________________
          (Former address, if changed since last report)

               INFORMATION INCLUDED IN THIS REPORT

Item 1.  Changes in Control of Registrant.

     On December 31, 1996, The Southern Group, Inc., a Maryland corporation ("TSG"),completed the purchase of 1,400,825 shares of the common stock, no par value per share (the"Common Stock"), of the Registrant as a result of which TSG owns approximately 62% of the total issued and outstanding Common Stock of the Registrant.

     TSG's purchases of stock of the Registrant was first reported in the Form 8-K of the Registrant dated January 15, 1996, in connection with the execution by TSG and the Registrant of a Stock Purchase Agreement (the "Stock Purchase Agreement"). On February 26, 1996, TSG and the Registrant entered into a First Amendment to Stock Purchase Agreement, pursuant to which TSG purchased 300,000 shares (approximately 9%) of Common Stock in exchange for $400,000 of government and corporate bonds. On May 13, 1996, TSG and the Registrant entered into a Second Amendment to Stock Purchase Agreement pursuant to which TSG purchased 5,000 shares of non-voting preferred stock (the "Preferred Stock") of the Registrant for a portfolio of corporate stock and bonds with a stated value of $500,000.
On August 13, 1996, TSG and the Registrant entered into that certain Third Amendment to
Stock Purchase Agreement pursuant to which TSG acquired 19,277 additional shares of Preferred Stock in exchange for certain secured promissory notes with a stated value of $881,822; such notes having been obtained by TSG from the issuer thereof in exchange for unsecured promissory notes in an equal amount issued by TSG. On December 31, 1996, TSG and the Registrant entered into a Fourth Amendment to Stock Purchase Agreement (attached hereto as Exhibit 1.01) in connection with the acquisition by TSG of 1,400,825 shares of Common Stock. Pursuant to the terms of the Preferred Stock and the Fourth Amendment, on December 31, 1996, in connection with the purchase of the Common Stock by TSG on such date, the Preferred Stock owned by TSG was converted into 3,735,103 shares of Common Stock. As of the date hereof, TSG owns in the aggregate 5,435,928 shares of the Common Stock of the Registrant.

     Subject to the voting agreement described below, through the ownership of more than a majority of the Common Stock of the Registrant, TSG has the ability to elect or remove all of the directors of the Registrant and, generally, as a result thereof, to exercise control over the management and affairs of the Registrant. By agreement between TSG and the Registrant, following the acquisition by TSG of a majority of the Common Stock of the Registrant, a board of directors meeting of the Registrant was held January 7, 1997, for the purpose of electing five persons nominated by TSG to serve on the board of directors of the Registrant. In order to make room on the board of directors for the nominees of TSG, John Boxberger, a member of the board of directors of the Registrant, voluntarily resigned his position on the board. At the meeting, TSG nominated Sydney Shaw, Mike Dugan, Susan Davis, Robert Chapel and Ira Gottshall to the board of directors of the Registrant and the remaining members of the board of directors of the Registrant duly elected such persons to serve as directors until the next annual meeting of stockholders. In addition, Brent Chapel was elected to serve as Vice Chairman and Mr. Gottshall was elected to serve as Chief Executive Officer of the Registrant. Accordingly, certain persons nominated by TSG, who also serve on the board of directors of TSG, now comprise a majority of the board of directors of the Registrant and occupy certain executive officer positions.

     Pursuant to the terms of the Fourth Amendment, TSG has agreed to vote its shares of Common Stock of the Registrant for five persons designated by the Registrant to serve as directors of the Registrant. In addition, TSG has agreed for a period of two years (commencing on December 31, 1996) to vote its shares of Common Stock of the Registrant in favor of the election of not fewer than three persons designated by the Registrant to serve as directors of the Registrant and to cause all committees of the board of directors of the Registrant to have at least one member who is a designee of the Registrant. The Fourth Amendment also provides that if TSG does not complete the purchase of 6,321,942 shares of Common Stock of the Registrant remaining unissued on or before April 30, 1997, TSG will for two years thereafter vote its Common Stock to elect such number of designees of the Registrant to the board of directors of the Registrant as is necessary to constitute a majority.

     Brent Chapel, Chairman of the board of directors of TSG, owns approximately 67% of the voting securities of TSG and, therefore, has the ability to control the management and affairs of TSG through the election and removal of its directors. Certain shares of preferred stock of TSG owned by Mr. Chapel has been pledged by him to secure certain promissory notes issued by him in connection with the acquisition of certain notes and assets that were contributed by Mr. Chapel to TSG in exchange for shares of TSG stock. Certain of these notes and assets have been used by TSG to purchase the Common and Preferred Stock of the Registrant, as set forth above. To the knowledge of the Registrant, an event of default by Mr. Chapel under the notes or documents securing such notes and the foreclosure by the holders thereof upon the preferred stock of TSG securing same would not result in any change of control of TSG or of the Registrant.

Item 7.  Financial Statements and Exhibits

      (c)Exhibits

       Exhibit 1.01-Fourth Amendment to Stock Purchase Agreement

                            SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated:  January 15, 1997.


     NATIONAL AFFILIATED CORPORATION


     By: ______________________________
     Print:  ____________________________
     Title:  ___________________________

           FOURTH AMENDMENT TO STOCK PURCHASE AGREEMENT

     This Fourth Amendment ("Amendment") is to that certain Stock Purchase Agreement ("Agreement") dated January 15, 1996, and as amended as of February 26, 1996, May 13, 1996, and August 13, 1996 by and between National Affiliated Corporation, a Louisiana corporation and registered insurance holding \ corporation ("Seller" or "NAC"), and The Southern Group, Inc. a Maryland corporation ("Buyer").

     WHEREAS, the parties entered into that certain Amendment to Stock Purchase Agreement dated as February 26, 1996 whereby Buyer acquired approximately 9% of the issued and outstanding capital shares of NAC, or 300,000 shares of NAC Common Stock (181,539 shares issued and held by the Seller as treasury stock, and 118,461 shares of authorized but unissued shares), for $400,000, which preliminary transaction was treated as part of the acquisition of the NAC Shares contemplated in the Agreement;

     WHEREAS, the approval of the Louisiana Department of Insurance ("Louisiana Regulatory Approval") of the acquisition of the NAC Shares as contemplated by the Agreement has been obtained by the parties;

     WHEREAS, the parties entered into that certain Second Amendment to the Stock Purchase Agreement ("Second Amendment") to evidence the acquisition of 5,000 shares of NAC non-voting preferred stock, having a par value and liquidation preference of $100 per share ("NAC Preferred Stock") by the Buyer in exchange for the assets listed in such Second Amendment, which assets had a stated value of $500,000;

     WHEREAS, the parties entered into that certain Third Amendment to the Stock Purchase Agreement ("Third Amendment") to evidence the acquisition of nineteen thousand two hundred seventy seven (19,277) additional shares of NAC non-voting preferred stock, having a par value and liquidation preference of $100 per share ("Additional NAC Preferred Stock") by the Buyer in exchange for the assets listed in the Third Amendment;

     WHEREAS, the parties desire to enter into this Fourth Amendment to the Stock Purchase Agreement ("Fourth Amendment") to provide for the extension of the closing date for the acquisition of the NAC Shares, for an adjustment in the price per share for any NAC Shares acquired after February 1, 1997;

     WHEREAS, the parties desire for the acquisition of the NAC Preferred Stock, Additional NAC Preferred Stock and the NAC Shares, as described in the Agreement, the Amendment, the Second Amendment, the Third Amendment and the Fourth Amendment, to constitute a series of acquisitions all part of a common plan of transfer of assets from Buyer to NAC in a transaction that will qualify as a non-taxable corporate reorganization under section 368 of the Internal Revenue Code of 1986, as amended as soon as the parties have received the approval of the Louisiana Department of Insurance and the Maryland Department of Insurance of the transaction;

     NOW THEREFORE, the parties hereby agree to modify the terms of the Agreement as follows:

       1.(a)The Closing contemplated by the Agreement shall occur on or before November 12, 1996. Seller agrees to waive the delivery by Buyer at the Closing of any additional consideration beyond the consideration previously delivered to Buyer by Seller at the Preliminary Closing, the Preliminary Preferred Closing and the Second Preliminary Preferred Closing, and Seller will not at the Closing deliver any additional NAC Shares beyond the number of shares of NAC Common Stock into which the
Class A Preferred Stock - Series One and Class A Preferred Stock - Series Two is convertible (together, the "Conversion Shares"). At the Closing, Seller will deliver to Buyer (a) certificates representing the Conversion Shares against delivery by buyer to Seller of the certificates evidencing the Class A Preferred Stock - Series One and the Class A Preferred Stock - Series Two, free and clear of all liens and encumbrances; (b) the certificate required by Section 11.1 of the Agreement;
(c) the legal opinion required by Section 11.2 of the Agreement; (d) an executed Registration Rights Agreement in the form of Exhibit 3.2 to the Agreement; and
(e) such other documents as may be required to be delivered by Seller pursuant to the terms of this
Agreement. At the Closing, Buyer will deliver to Seller (a) certificates representing the Class A Preferred Stock - Series One and the Class A Preferred Stock - Series Two, free and clear of all liens and encumbrances; (b) the certificate required by Section 10.1 of the Agreement; (c) the legal opinion required by Section 10.2 of the Agreement; (d) an executed Registration Rights Agreement in the form of Exhibit 3.2 to the Agreement; and (e) such other documents as may be required to be delivered by Buyer pursuant to the terms of this Agreement.

      (b)The parties agree that after the Closing: (i) Seller's continuing compliance with the covenants set forth in Section 6 of the Agreement is waived by Buyer; (ii) Buyer's continuing compliance with the Covenants set forth in Section 7 of the Agreement, other than the covenants set forth in Section 7.7, is waived by Seller (iii) none of the conditions to closing set forth in Section 10 and 11 will be conditions to any Additional Closing except Sections 10.3, 10.4, 11.3, 11.4, and 11.5, as amended below; (iv) Section 12 of the Agreement will not be applicable to NAC Shares purchased at any Additional Closing; and (v) Section 13 of the Agreement is deleted in its entirety.

      2.The Agreement is amended hereby to permit additional closings after the Closing at any time prior to May 1, 1997, at which Buyer may purchase any or all of the 6,321,942 NAC Shares which have not been issued as of the Closing ("Additional Closings"), provided that the aggregate Purchase Price to be delivered at each Additional Closing will not be less than $500,000. Section
2.1 of the Agreement is
amended hereby to provide that at each Additional Closing, in lieu of Transferred Assets, the Purchase Price will consist of at least three million dollars ($3,000,000) in cash and cash equivalents, with the remaining Purchase Price to be paid in cash, cash equivalents, residential or commercial real estate mortgages, corporate securities or other assets acceptable to the Louisiana Department of Insurance and to the president and chief financial officer of the Company ("Remaining Purchase Price Assets"); provided, however if Seller shall receive written notice from the Louisiana Department of Insurance that any of the Remaining Purchase Price Assets fail to qualify as "Admitted Assets", the Buyer shall be notified of such determination and shall be required within ten (10) business days of such notification to replace such
Remaining Purchase Price Asset so failing to qualify as an "Admitted Assets" by delivering to Seller a substitute asset or assets that shall qualify as an "Admitted Asset", whereupon, Seller shall deliver to Buyer the replaced Remaining Purchase Price Asset. Notwithstanding the foregoing, Seller and Buyer agree that the shares of common stock of INTERNATIONAL MERCANTILE CORPORATION are not intended to qualify as "Admitted Assets" and the foregoing requirements shall not be applied to such shares."

      3.At each Additional Closing, Seller will deliver to Buyer the NAC Shares to be issued, free and clear of all liens and encumbrances and Buyer will deliver to Seller the
Purchase Price therefor, and no other deliveries of documents contemplated by
Section 3.2 or 3.3 of the Agreement will be required.

       4.(a)Section 11.5 of the Agreement is amended to provide that promptly after the Closing, Seller will call and hold a meeting of Seller's shareholders ("1996 Shareholders' Meeting") at which there will be nominated for election as directors of Seller the six persons to be named by Buyer ("Buyer's Designees") and five persons named by the current members of Seller's Board of Directors ("Seller's Designees").
For a period ending two (2) years from the date of this Agreement ("Special Voting Period"), Buyer agrees that Buyer will vote Buyer's shares of NAC Common Stock for the election of not fewer than three (3) persons who are Seller's Designees, for election to the Board of Directors of NAC; provided that at the 1996 Shareholders' Meeting, Buyer will vote for the five (5) persons named as the Seller's Designees.

      (b)During the Special Voting Period, Buyer agrees that it will take all necessary action to cause the composition of all committees of the Board of Directors to match as closely as is possible the composition of the whole Board of Directors as to the relative proportions of Seller's Designees (as Seller's Designees may by majority vote designate) and Buyer's Designees, and in no event will Buyer permit there to be designated or created any committee of the Board of Directors that does not include at least one director who is a Seller Designee (who shall be determined by majority vote of Seller's Designees). During the Special Voting Period, Buyer agrees that it will take all necessary action to cause the board of directors of each subsidiary and each committee of such board to include proportionate numbers of Seller's Designees and Buyer's Designees as is contemplated by this Section 4.

      (c)If Buyer (i) does not complete the purchase of the 6,321,942 NAC Shares remaining unissued as of the Closing on or before April 30, 1997, or (ii) breaches its obligations under this Section 4, then Buyer agrees that Buyer will thereafter vote Buyer's shares of NAC Common Stock for, and take all other necessary action to complete, the election of a number of additional persons, as Seller's Designees may by majority vote recommend, for election to the Board of Directors of NAC (and each subsidiary), such that Seller's Designees shall constitute a majority of the Board of Directors of NAC. This Section 4 will constitute a voting agreement by Buyer and will continue in effect for a period of two (2) years from the date of this Amendment.
Buyer agrees that its NAC Shares shall bear a legend referencing this Amendment, and that its agreement set forth in this Section 4 will be binding upon any purchaser of the NAC Shares.

      5.Effective upon the Closing, the NAC Preferred Stock (5,000 shares) and the Additional NAC Preferred Stock (19,277 shares) shall be converted into 3,735,103 shares of NAC Common Stock ($2,427,798 divided by $0.65 per share of NAC Common Stock) in accordance with the conversion rights set out in the Preferred Stock Designation for CLASS A PREFERRED STOCK -- SERIES ONE, which was attached to the Second Amendment ("Series One Designation") and for CLASS A PREFERRED STOCK -- SERIES TWO, which was attached to the Third
Amendment ("Series Two Designation").

      6.Sections 3.2 and 3.3 of the Agreement shall be modified to reflect the transfers made at the Preliminary Preferred Closing, the Second Preliminary Preferred Closing and any Additional Preliminary Closing, such that the NAC Shares delivered by Seller to Buyer at Closing pursuant to 3.2(a) shall be offset by (i) the Preliminary NAC
Shares, (ii) the NAC Common Stock into which the Preliminary NAC Preferred Shares were converted and (iii) the NAC Shares delivered to Buyer according to any Additional Preliminary Closing and the Purchase Price delivered by Buyer to Seller at Closing pursuant to 3.3(a) shall be reduced by (w) $400,000 with respect to the
Preliminary Closing, (x) an additional $500,000 with respect to the Preliminary Preferred Closing, (y) an additional $1,927,798 with respect to the Second Preliminary Preferred Closing and (z) the value of any additional Southern Group Assets delivered to Seller according to any Additional Preliminary Closing.

      7.The price per share of each of the NAC Shares shall remain $0.65 for any acquisition of NAC Shares that is closed on or before February 1, 1997, shall be increased to $0.70 for any acquisition of NAC Shares that is closed after February 1, 1997 but before March 1, 1997, and shall be increased to $0.75 for any acquisition of NAC Shares that is closed after March 1, 1997 but before April 1, 1997, and shall be increased to $.80 per share for any acquisition of NAC Shares that closes after April 1, 1997 and before April 30, 1997.

      8.If for any reason, the Closing does not take place before April 30, 1997, the parties agree to provide, each to the other, within 15 days of either party's written request, the consents, certificates, registration rights agreement, and other documents required to be delivered by the parties to the other by the terms of the Agreement, which documents shall reflect only the transfer to Buyer of the Preliminary NAC Shares, the Preliminary NAC Preferred Shares, the Additional Preliminary NAC Preferred Shares and any NAC Shares delivered according to any Additional Preliminary Closings.

      9.After the Closing, all transactions proposed between Buyer, its affiliates and any of their officers and directors, on the one hand, and Seller and any of its subsidiaries, on the other hand, will be reviewed by a special transactions committee of disinterested directors and must be approved by a majority of the members of the Board of Directors who are deemed disinterested in such transaction by the special transactions committee. The Board of Directors will elect a special public information committee to establish policies and procedures for the dissemination of public information and for the protection of Company confidential materials, which policies and procedures are expected to contain provisions similar to the Company's current policy that requires that all information regarding the Company that is proposed to be made publicly available or provided to the financial community will be approved in advance by the President or Chief Executive Officer of the Company, with the advise of counsel.

      10.Except as expressly amended hereby, the Agreement, specifically including Sections 3.1, 3.2, and 3.3, and all obligations, duties, rights and powers created thereby or thereunder are in all respects ratified and confirmed and remain in full force and effect. Where any section, subsection or clause of the Agreement is modified or deleted by this Amendment, any unaltered provision of such section, subsection or clause of the Agreement shall remain in full force and effect. However, where any provision of this Amendment conflicts or is inconsistent with the Agreement, the provision of this Amendment shall control.

      11.Terms used herein, which are not otherwise defined or modified herein, but which are defined in the Agreement, shall have the meanings therein ascribed to them.

      12.This Amendment (a) shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; (b) may be modified or amended only in writing signed by each party hereto; (c) may be executed by facsimile signatures and in several counterparts, and by the parties hereto on separate counterparts, and each counterpart, when so executed and delivered, shall constitute an original agreement, and all such separate counterparts shall constitute one and the same agreement; and (d) embodies the entire agreement and understanding between the parties with respect to the subject matter hereof and supersedes all prior agreements relating to such subject matter.

     IN WITNESS WHEREOF, the parties have duly executed this Agreement on this the 31st day of December, 1996.

SELLER:

NATIONAL AFFILIATED CORPORATION

By:______________________________
Name:___________________________
Its:______________________________

SUBSIDIARIES:

NATIONAL AFFILIATED INVESTORS LIFE INSURANCE COMPANY

By:______________________________
Name:___________________________
Its:______________________________

NATIONAL AFFILIATED MARKETING COMPANY

By:______________________________
Name:___________________________
Its:______________________________

AFFILIATED INVESTMENT MARKETING

By:______________________________
Name:___________________________
Its:______________________________

NATIONAL AFFILIATED FINANCE COMPANY

By:______________________________
Name:___________________________
Its:______________________________


PRACTICAL LEASING UNLIMITED SYSTEMS

By:______________________________
Name:___________________________
Its:______________________________


BUYER:

THE SOUTHERN GROUP, INC.

By:______________________________
Name:___________________________
Its:______________________________